Exhibit 10.2

                   AMENDMENT TO AGREEMENT OF PURCHASE AND SALE


        THIS AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (the "Amendment") is made as of the 25th day of September, 2006, by and between MAD DOG GUEST RANCH, LLC, a Wyoming limited liability company ("Seller") and Nelnet, Inc., a Nebraska corporation ("Purchaser").

                                    RECITALS

        WHEREAS, Seller and Purchaser are parties to an Agreement of Purchase and Sale dated May 16, 2006 (the "Agreement of Purchase and Sale");

        WHEREAS, the Agreement of Purchase and Sale incorrectly identifies Seller as a Nebraska limited liability company; and

        WHEREAS, the parties hereto now desire to amend the Agreement of Purchase and Sale in the manner and to the extent hereinafter set forth.

        NOW, THEREFORE, in consideration of the undertakings and obligations of the parties as set forth herein, the receipt and sufficiency of which, if and when performed, are hereby acknowledged, the parties hereby agree as follows:

        1. The Agreement of Purchase and Sale shall be and the same is hereby amended, in the manner and to the extent set forth below:

        (a) The opening paragraph of the Agreement of Purchase and Sale shall be and the same is hereby amended in its entirety to read as follows:

               "THIS AGREEMENT is made as of the 16th day of May, 2006, by and between MAD DOG GUEST RANCH, LLC, a Wyoming limited liability company ("Seller") and Nelnet, Inc., a Nebraska corporation ("Purchaser")."

        (b) Section 8.1(a) of the Agreement of Purchase and Sale shall be and the same is hereby amended in its entirety to read as follows:

               "Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Wyoming and has full power and authority to conduct its businesses and to own and use the properties and assets owned and used by it."

        (c) Effective upon assignment by Purchaser of the Agreement of Purchase and Sale to a yet-to-be formed limited liability company, M & P Building, LLC (the "Assignee") all references to "Nelnet, Inc." as Purchaser shall be amended and replaced with Nelnet, Inc's assignee, "M & P Building, LLC," a Nebraska limited liability company, the sole members of which are Nelnet, Inc. and National Education Loan Network, Inc.

        (d) Effective upon assignment by Purchaser of the Agreement of Purchase and Sale to the Assignee, Section 9.1(a) of the Agreement of Purchase and Sale shall be and the same hereby is amended so as to delete the word "corporation" and insert the phrase "limited liability" in lieu thereof.

        2. Exhibit E to the Agreement of Purchase and Sale shall be and the same hereby is amended by deleting Item Letter "AA" referencing an Unrecorded Agreement for elevator and escalator maintenance with Schindler Elevator Corporation dated May 17, 1985 and Item Letter "BB" referencing an Unrecorded Agreement for freight elevator maintenance with Schindler Elevator Corporation dated February 22, 1990, both of which Seller represents have been terminated and shall not be assigned to Purchaser. Exhibits G, H, and I to the Agreement of Purchase and Sale shall be amended prior to their execution and delivery at Closing to reflect that Seller is a Wyoming limited liability company and effective upon assignment by Purchaser of the Agreement of Purchase and Sale to the Assignee to reflect that the Purchaser is a Nebraska limited liability company, and to change the Purchaser's name to "M & P Building, LLC" in each such documents. An Assignment of the Trade Name pursuant to which Seller assigns to Purchaser (or Assignee, as applicable) all of Seller's right, title and interest in and to the trade name "Lincoln Square" shall be attached as new Exhibit L, and executed and delivered by Seller to Purchaser at Closing.

        3. The parties hereby acknowledge that the Seller has entered into a front end exchange agreement in order to effectuate a tax free exchange pursuant to Section 1031 of the Internal Revenue Code as the same presently exists or may from time to time hereinafter be amended, pursuant to a Relinquished Property Contract Agreement, an Agreement for the Exchange of Real Property and an Escrow Agreement dated September 21, 2006 by and between Mad Dog Guest Ranch, LLC and Nebraska Title Company and, in regard thereto, Buyer agrees to execute and deliver to Seller a Consent of Buyer in the form which is attached hereto as
Exhibit 1 and incorporated herein by this reference.

        4. Unless otherwise specifically defined herein, the terms that appear in initial capital letters in this Amendment shall have the meaning ascribed thereto in the Agreement of Purchase and Sale.

        5. The defined terms set forth in the recitals set forth at the beginning of this Amendment are incorporated herein by this reference with the same force and effect as if the same were set forth in their entirety in the body of this Agreement.

        6. The parties hereto ratify and affirm the Agreement of Purchase and Sale, as amended herein, and agree that the Agreement of Purchase and Sale, as amended herein, is a valid and binding agreement that shall, from and after the date hereof and shall be enforceable as between the parties in accordance with its terms.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                              SELLER:

                                              MAD DOG GUEST RANCH, LLC


                                              By:    /s/ THOMAS C. SMITH
                                                 -------------------------------
                                                        Operating Manager



                                              PURCHASER

                                              NELNET, INC.


                                              By:    /s/ TERRY J. HEIMES
                                                 -------------------------------
                                                        Chief Financial Officer

STATE OF NEBRASKA            )
                             ) ss.
COUNTY OF LANCASTER          )

        The foregoing instrument was acknowledged before me this 25th day of September, 2006, by Thomas C. Smith, Operating Manager of Mad Dog Guest Ranch LLC.



                                                   /s/ LAURISA A. PARKER
                                               ---------------------------------
                                               Notary Public
STATE OF NEBRASKA            )
                             ) ss.
COUNTY OF LANCASTER          )

        The foregoing instrument was acknowledged before me this 28th day of September, 2006, by Terry J. Heimes, Chief Financial Officer of Nelnet, Inc.



                                                   /s/ MARTHA H. KIMBALL
                                               ---------------------------------
                                               Notary Public